EXHIBIT 99.1

118 Second Avenue SE, PO Box 73909
Cedar Rapids, Iowa 52407-3909
Contacts: Randy A. Ramlo, President/CEO or
Dianne M. Lyons, Vice President/CFO, 319-399-5700

United Fire holds annual stockholders’ meeting

•	Four directors elected to board for full terms
•	Board approves new officer appointment
•	Board declares regular dividend on common stock

CEDAR RAPIDS, IA – May 20, 2010 – United Fire & Casualty Company (Nasdaq: UFCS) today announces that four directors were elected for full terms on our 12-member board at the annual stockholders’ meeting on May 19, 2010.

Elected to the board of directors for a three-year term expiring in 2013 are: James W. Noyce, senior advisor and major gifts officer for the athletics department, Drake University, Des Moines, Iowa; Mary K. Quass, president and chief executive officer, NRG Media LLC., Cedar Rapids, Iowa; John A. Rife, retired president and chief executive officer, United Fire Group and United Life Insurance Company, Cedar Rapids, Iowa; and Kyle D. Skogman, president, Skogman Construction Company of Iowa, Cedar Rapids, Iowa.

Also, Ernst & Young LLP were ratified as our company’s independent registered public accounting firm for 2010.

Board committees

After the stockholders meeting, the board met and approved James W. Noyce to serve on the compensation committee, taking the place of George D. Milligan, who currently serves on the audit committee, investment committee and nominating and governance committee. The compensation committee oversees all aspects of the compensation of our executive officers and directors, including our director and management stock plans, deferred compensation plan, and other management incentive compensation programs.

New officer appointment

The board met and approved the following officer appointment at the board meeting:

Gulf Coast Regional Marketing Manager R. Dale McCall was appointed an assistant vice president of United Fire & Casualty Company. His new title is assistant vice president and marketing manager.
R. Dale McCall

Dividend on common stock

The board of directors declared a regular quarterly dividend on the common stock of 15 cents per share at the board meeting on May 19, 2010. This dividend will be payable on June 15, 2010, to stockholders of record as of June 1, 2010. Our company has paid dividends every quarter since March 1968.

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Disclosure of forward-looking statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in Part II Item 1A “Risk Factors” of our annual report on Form 10-K for the year ended December, 31, 2009, filed with the SEC on March 1, 2010, and in our report on Form 10-Q for the quarter ended March 31, 2010, filed with the SEC on May 3, 2010. The risks identified on Form 10-K are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.